UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska  68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/12

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2012

Investor Information: 1-855-296-8992

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Makefield Managed Futures Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Shareholder Letter (for the period ended March 31, 2012)

The Makefield Managed Futures Strategy Fund (the “Fund”) commenced operations on July 1, 2011. The Fund is designed to capture asset price fluctuations and trends in the global futures markets by investing in securities whose returns are derived from actively managed futures funds. The Fund utilizes a tactical asset allocation strategy, diversified across managed futures sub-strategies and designed to minimize downside volatility of returns. The Fund’s primary investment objective is to provide the potential for positive absolute returns in both rising and falling equity markets, with an annualized volatility that is generally less than the historical level of volatility experienced by the S&P 500 Total return Index. The Fund is designed to have a low correlation to stocks and bonds, providing the potential for increased diversification and enhanced risk-adjusted performance. The Fund seeks to achieve its investment objectives by employing dual-strategy diversification through two distinct and complementary strategies: a Managed Futures Strategy and a Fixed Income Strategy.

The Fund’s fiscal year ending March 31, 2012 was a period dominated by uncertainty in global markets over the European Sovereign Debt Crisis which resulted in a tug of war from the proverbial “risk on” and “risk off” trade. From inception through fiscal year end, the Fund’s Class A share (MMFAX) was down      -6.60%, by contrast the S&P 500 was up 6.88%. During this time period, the Fund added additional trading strategies and markets to its lineup through its investment in multiple managed futures trading advisors. We continue to research additional diversification opportunity sets to make our portfolio more adaptable to ever changing market conditions.  An illustration of the Fund’s allocation to managed futures trading advisors, strategies and time frame diversification as of fiscal year end are set forth in Chart 1.

During the fourth quarter of 2011, Eurozone debt troubles continued to dominate the headlines and market flow. We have been witness to countless remedies of the symptoms of Europe’s problems, including : a “voluntary” haircut in Greece, the EFSF leveraging, the call for austerity and tax increases, coordinated central bank liquidity facilities,  as well as changes in leadership in Eurozone, all in an attempt to delay, rather than avoid a debt crisis.

As Eurozone leaders continue to kick the can down the road with an increase in these policy actions, correlation among markets has risen producing an environment of choppy market behavior. In October, we experienced the “risk on”, “risk off” trade on an almost daily basis with our longer term trend following and mean reversion strategies struggling while our shorter term pattern recognition strategies prospered. November was the tale of two months with the “risk off” trade profitable through most of

Chart 1

Managed Futures Trading Advisor's Exposure [1]

MANAGER	TRADING PROGRAM	STRATEGY	ALLOCATION [2]	MANAGER SUMMARY
Welton Investment Corporation	Global Directional Portfolio	Global Macro Systematic	46%	The Welton Global Directional Portfolio is a diversified, multi-strategy program designed to deliver managed futures style class returns by combining fundamental, momentum and and mean reversion approaches - all seamlessly unified and risk-managed within a single investment strategy. The program trades across over 94 global futures markets, including commodities, currencies, equity indices and interest rates.
Quantitative Investment Management (QIM)	Global Program	Behavioural Pattern Recognition	24%	The QIM Global Program is a fully systematic trading program, including its model development, trade allocation and risk management. The program utilizes thousands of distinct trading models that utilize pattern recogniton methodologies to forecast price movement across 55+ global futures markets. The QIM program has a relatively low correlation to other managed futures trading programs.
Blackwater Capital Management	Global Program	Pattern Recognition, Trend Following	20%	The BCM Trading Program utilizes medium and long term, systematic, techinical models developed to capitalize on directional price movements. The program is based on price and volatiltiy patterns incorporating chart-based rules that interpret market behavior. The program trades across 45+ global futures markets including commodities, currencies, equity indices and interest rates.
Global Advisors	Global Commodity Systematic	Trend Following	10%	The Global Commodity Systematic program is a quantitative approach designed specifically for the commodity futures markets. The suite of models used by the program is designed to offer diversification within the commodity niche by trading inter and intra-commodity spreads as well as outright commodities. Market sectors traded include energy, base metals, precious metals, agrilcultural markets and commodity indices.

Managed Futures Strategy Exposure [2]

5%
5%
11%
43%
36%
Trend Following (momentum)
Pattern Recognition
Fundamental Econometric
Spread
Mean Reversion (countertrend)

Managed Futures Time Frame Exposure [2]

1%
14%
34%
24%
27%
Intraday
1-3 Days
4-9 Days
10-29 Days
30+ Days

1 *The Fund holds fixed income securities, cash and cash equivalents which are excluded from the allocation of net assets shown above.*

2 *Managed futures exposures are subject to change at any time. References to specific managed futures programs should not be construed as a recommendation by the Fund or its Advisor.*

the month with outperformance from mid to long-term trend following strategies. However, the “risk on” trade reignited towards month end as the People’s Bank of China cut reserve requirements for lenders and a joint effort by six central banks pumped more liquidity into the system. December brought much calmer markets than we have been accustomed to, with the portfolio giving back earlier profits and ending the month generally flat. The remedies set forth to stave off the Eurozone debt crisis have produced an environment of rising correlations among markets and strategies. One of the risks for investors in this type of environment is the potential for larger or fatter tails in the distributions of their returns. During this period, more time was spent on monitoring correlations between markets, strategies and manager allocations in order to quantify our risk more effectively.

The effect of additional Central Bank liquidity measures has made quite an impact on financial markets in the first quarter of 2012. Risk assets continued their upward momentum that started in December 2011, with the S&P 500 gaining over 12%, gold +6%, crude oil +3% and gasoline +18% for the quarter. Optimism in the US has now taken hold as investors falling perception of risks continue to bid up risk assets.  The markets continued to firmly grasp on to every bit of positive economic data, from an improving U.S. unemployment rate, to an increase in consumer spending, to a resolution in Greece and a perception of turning the corner in the Eurozone.  Towards the end of the quarter, disappointing Chinese growth, Spanish and Portugal banking woes, and more hawkish Fed minutes weighed more on market sentiment. The question now remains on the strength and sustainability of continued growth.

As we look to the future, the uncertainties of 2012 still remain firmly in place. We remain guarded on how long the public sector can continue deficit spending to promote global growth, but for now much of the pain of debt deleveraging has been postponed.  Since the end of 2011, we have seen a significant reduction in volatility across many markets; historically, similar patterns like these have shown the potential for inflection points in market behavior.  In light of these historical tendencies and the continued uncertainties in the global markets, we see deep value in our approach of being adaptable to market behavior and of our ability to capture pricing inefficiencies. While it is impossible to predict the timing or degree of corrective price action, our systematic allocation of risk gives us the potential to capture price trends across multiple markets, strategies and time horizons by having many diverse opportunity sets available.   Our ongoing mandate is one of research; we continue our search for reliable diversification across markets and strategies, to provide our investors with the potential to diversify their traditional stock and bond investments.

Thank you for investing in the Makefield Managed Futures Strategy Fund.

Definitions

The S&P 500 is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Trend-following: a trading strategy that seeks to take advantage of directional price moves, buying strength and selling weakness.

Mean Reversion: a trading strategy that seeks to capitalize on assets that are significantly above their historic average by selling short or buying assets that are below their historic average.

Pattern-Recognition: a trading strategy that seeks to identify and capitalize on recurring patterns in price movement.

Fundamental Approach: a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other qualitative factors.

Momentum Approach: a trading strategy that seeks to take advantage of trends in price, relies on the acceleration in price or volume of a security in making trading decisions.

Systematic Approach: a methodical, rules-based way of defining trading methodology and risk controls.

Quantitative Approach: a trading strategy based on mathematical computations and analysis to identify trading opportunities.

Global Macro: a trading strategy that looks for investment opportunities across many different sectors and countries. The strategy can be based off political and economic views as well as based off a systematic approach.

Correlation: a statistical measure, r, which indicates the strength and the direction of the relationship between independent or dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r =0, there is no relationship between the variables.

0687-NLD-5/7/2012

Makefield Managed Futures Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception Through March 31, 2012

Non-Annualized Total Returns as of March 31, 2012
	Since Inception– Class A*	Since Inception- Class C**
Makefield Managed Futures Strategy Fund Class A
Without sales charge	(6.60)%	-
With sales charge	(11.97)%	-
Makefield Managed Futures Strategy Fund Class C	-	(4.01)%
S&P 500	6.88%	16.75%

________________

* Class A commenced operations on July 1, 2011.

** Class C commenced operations on November 1, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 2.82% for Class A and 3.57% for Class C.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-296-8992.

CONSOLIDATED PORTFOLIO ANALYSIS (Unaudited) March 31, 2012
Percent of Net Assets
Exchange Traded Funds	58.85%
Commodity Trading Advisors	10.65%
Short-Term Investments	19.55%
Other Assets Less Liabilities	10.95%
Total	100.00%

Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 58.85%
	DEBT FUND - 58.85%
8,819	iShares Barclays 1-3 Year Credit Bond Fund	$ 926,789
27,200	iShares Barclays 1-3 Year Treasury Bond Fund	2,293,504
21,707	PowerShares VRDO Tax Free Weekly Portfolio	542,458
11,500	Vanguard Short-Term Bond ETF	930,925
4,300	Vanguard Short-Term Corporate Bond ETF	340,044
1,900	Vanguard Short-Term Government Bond ETF	115,633
	TOTAL EXCHANGE TRADED FUNDS	5,149,353
	( Cost - $5,145,951)

	COMMODITY TRADING ADVISORS ^ -10.65%
582,017	AlphaMosaic SPC - SP 73 Segregated Portfolio *	385,976
190,483	AlphaMosaic SPC - SP 35 Segregated Portfolio *	171,734
403,389	AlphaMosaic SPC - SP 27 Segregated Portfolio *	373,869
	TOTAL COMMODITY TRADING ADVISORS	931,579
	( Cost - $1,080,000)

	SHORT-TERM INVESTMENTS - 19.55%
	MONEY MARKET FUND - 19.55%
1,710,518	BlackRock Liquidity Funds T-Fund Portfolio, 0.02% +	1,710,518
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,710,518)

	TOTAL INVESTMENTS - 89.05%
	( Cost - $7,936,469) (a)	$ 7,791,450
	OTHER ASSETS LESS LIABILITIES - 10.95%	957,940
	NET ASSETS - 100.00%	$ 8,749,390

+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2012.
^ These instruments are holdings of MMFS Fund Limited.
* Non-Income producing security.
# These instruments are holdings of Bridgeton Portfolio Fund, LLC, a commodity trading advisor.

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $7,936,469 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 12,921
	Unrealized depreciation:	(157,940)
	Net Unrealized depreciation:	$ (145,019)

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS
March 31, 2012
		Unrealized
		Appreciation
Contracts	OPEN LONG FUTURES CONTRACTS #	(Depreciation)
1	Australian Dollar Future June 2012	$ (1,155)
	(Underlying Face Amount at Value $102,690)

1	Brent Crude Oil Future July 2012	(1,160)
	(Underlying Face Amount at Value $121,360)

1	British Pound Future June 2012	81
	(Underlying Face Amount at Value $99,925)

1	CAC Index Future April 2012	(1,281)
	(Underlying Face Amount at Value $45,546)

2	Canadian Dollar Future June 2012	(30)
	(Underlying Face Amount at Value $200,200)

2	Corn Future December 2012	(1,438)
	(Underlying Face Amount at Value $54,000)

1	Corn Future July 2012	(163)
	(Underlying Face Amount at Value $32,150)

1	Crude Oil Future December 2012	1,930
	(Underlying Face Amount at Value $105,230)

3	Crude Oil Future March 2013	(6,060)
	(Underlying Face Amount at Value $315,600)

1	EOE Index Future April 2012	(2,268)
	(Underlying Face Amount at Value $85,639)

11	Euribor Future March 2013	(867)
	(Underlying Face Amount at Value $3,630,069)

1	Euro Bond Future June 2012	(133)
	(Underlying Face Amount at Value $184,192)

12	Euro Dollars Future December 2012	1,050
	(Underlying Face Amount at Value $3,969,252)

5	Euro-Schatz Future June 2012	167
	(Underlying Face Amount at Value $733,761)

1	FTSE Index Future June 2012	(1,521)
	(Underlying Face Amount at Value $91,672)

1	Gasoline RBOB Oil Future June 2012	(1,004)
	(Underlying Face Amount at Value $136,471)

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS (Continued)
March 31, 2012
		Unrealized
		Appreciation
Contracts	OPEN LONG FUTURES CONTRACTS # (Continued)	(Depreciation)
1	Hang Sang Index Future April 2012	$ (2,872)
	(Underlying Face Amount at Value $136,471)

1	Lean Hogs Future July 2012	(3,300)
	(Underlying Face Amount at Value $36,660)

14	LME Aluminum Future June 2012	(48,690)
	(Underlying Face Amount at Value $742,700)

7	LME Aluminum Future September 2012	(23,588)
	(Underlying Face Amount at Value $377,213)

2	LME Aluminum Future December 2012	(4,013)
	(Underlying Face Amount at Value $109,100)

3	LME Aluminum Future March 2013	(2,275)
	(Underlying Face Amount at Value $165,525)

2	LME Aluminum Future June 2013	(5,450)
	(Underlying Face Amount at Value $111,550)

2	LME Copper Future June 2012	(2,319)
	(Underlying Face Amount at Value $422,425)

1	LME Copper Future September 2012	(19,225)
	(Underlying Face Amount at Value $211,238)

1	LME Copper Future December 2012	21,125
	(Underlying Face Amount at Value $211,300)

1	LME Copper Future March 2013	21,556
	(Underlying Face Amount at Value $211,313)

3	LME Zinc Future June 2012	(6,278)
	(Underlying Face Amount at Value $99,938)

1	London Gas Oil Future June 2012	(425)
	(Underlying Face Amount at Value $101,275)

1	MIB Index Future June 2012	(6,705)
	(Underlying Face Amount at Value $104,704)

3	Nasdaq E-Mini Future June 2012	650
	(Underlying Face Amount at Value $165,045)

2	New Zealand Dollar Future June 2012	2,320
	(Underlying Face Amount at Value $162,920)
The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS (Continued)
March 31, 2012
		Unrealized
		Appreciation
Contracts	OPEN LONG FUTURES CONTRACTS # (Continued)	(Depreciation)
3	NIKKEI INDEX Future June 2012	$ 5,280
	(Underlying Face Amount at Value $151,350)

4	OMX 30 Index Future April 2012	(1,113)
	(Underlying Face Amount at Value $64,035)

1	S&P Canada Index Future June 2012	(581)
	(Underlying Face Amount at Value $140,940)

2	SGX JGB Future June 2012	(266)
	(Underlying Face Amount at Value $283,920)

2	Singapore MSCI Index Future April 2012	(159)
	(Underlying Face Amount at Value $110,400)

5	Soybean Future July 2012	9,289
	(Underlying Face Amount at Value $352,000)

2	Soybean Future November 2012	3,450
	(Underlying Face Amount at Value $135,800)

3	Soybean Meal Future December 2012	4,420
	(Underlying Face Amount at Value $110,790)

4	90 Day Sterling Future March 2013	400
	(Underlying Face Amount at Value $792,560)

6	Sugar Future October 2012	1,546
	(Underlying Face Amount at Value $160,406)

3	Taiwan Index Future April 2012	240
	(Underlying Face Amount at Value $84,690)

2	US 10 YR Note Future June 2012	(3,328)
	(Underlying Face Amount at Value $258,320)

	TOTAL OPEN LONG FUTURES CONTRACTS	(74,163)

	OPEN SHORT FUTURES CONTRACTS #
3	Australian 90 Day Bank Bills Future December 2012	(1,501)
	(Underlying Face Amount at Value $297)

1	Coffee Future July 2012	1,519
	(Underlying Face Amount at Value $69,375)

1	Coffee Future September 2012	1,463
	(Underlying Face Amount at Value $70,444)

1	Cotton Future July 2012	10
	(Underlying Face Amount at Value $46,960)

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS (Continued)
March 31, 2012
		Unrealized
		Appreciation
Contracts	OPEN SHORT FUTURES CONTRACTS # (Continued)	(Depreciation)
1	Crude Oil Future May 2012	$ (2,100)
	(Underlying Face Amount at Value $103,020)

4	Crude Oil Future June 2012	11,980
	(Underlying Face Amount at Value $414,160)

1	Gold Future June 2012	(3,520)
	(Underlying Face Amount at Value $167,190)

1	Japanese Yen Future June 2012	200
	(Underlying Face Amount at Value $150,975)

1	Kansas Wheat Future September 2012	(1,725)
	(Underlying Face Amount at Value $36,100)

4	Lean Hogs Future June 2012	7,330
	(Underlying Face Amount at Value $144,640)

3	Live Cattle Future June 2012	6,920
	(Underlying Face Amount at Value $139,380)

2	Live Cattle Future August 2012	5,360
	(Underlying Face Amount at Value $95,744)

16	LME Aluminum Future June 2012	29,777
	(Underlying Face Amount at Value $848,800)

10	LME Aluminum Future September 2012	19,368
	(Underlying Face Amount at Value $538,875)

2	LME Aluminum Future December 2012	5,163
	(Underlying Face Amount at Value $109,100)

2	LME Aluminum Future March 2013	5,988
	(Underlying Face Amount at Value $110,350)

1	LME Copper Future June 2012	(21,456)
	(Underlying Face Amount at Value $211,213)

2	LME Copper Future September 2012	6,050
	(Underlying Face Amount at Value $422,475)

1	LME Copper Future December 2012	(25,339)
	(Underlying Face Amount at Value $211,300)

1	LME Copper Future March 2013	4,638
	(Underlying Face Amount at Value $211,313)

1	LME Lead Future June 2012	2,100
	(Underlying Face Amount at Value $51,100)

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS (Continued)
March 31, 2012
		Unrealized
		Appreciation
Contracts	OPEN SHORT FUTURES CONTRACTS # (Continued)	(Depreciation)
3	LME Zinc Future June 2012	$ (3,720)
	(Underlying Face Amount at Value $149,906)

2	Natural Gas Future June 2012	5,330
	(Underlying Face Amount at Value $45,180)

4	Natural Gas Future July 2012	2,810
	(Underlying Face Amount at Value $95,560)

1	NIKKEI INDEX Future June 2012	-
	(Underlying Face Amount at Value $5,082,500)

1	Soybean Oil Future December 2012	(384)
	(Underlying Face Amount at Value $33,708)

6	US 2 YR T-Note Future June 2012	(578)
	(Underlying Face Amount at Value $1,320,270)

1	Wheat Future July 2012	(1,513)
	(Underlying Face Amount at Value $33,700)

2	Wheat Future September 2012	(138)
	(Underlying Face Amount at Value $69,000)

	TOTAL OPEN SHORT FUTURES CONTRACTS	54,032
	TOTAL NET UNREALIZED DEPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ (20,131)

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments in Securities at Fair Value (identified cost $7,936,469)	$ 7,791,450
Cash	662,816
Dividends and Interest Receivable	715
Receivable for Fund Shares Sold	2,048
Due from Broker	344,388
Due from Investment Advisor	12,746
Prepaid Expenses and Other Assets	22,333
Total Assets	8,836,496

Liabilities:
Net Unrealized Loss on Open Futures Contracts	20,131
Accrued Management Fees	10,471
Payable to Other Affiliates	8,512
Accrued Distribution Fees	2,035
Other Accrued Expenses	45,957
Total Liabilities	87,106

Net Assets	$ 8,749,390

Class A Shares*:
Net Assets (Unlimited shares of no par value interest authorized;
917,308 shares of beneficial interest outstanding)	$ 8,565,682

Net Asset Value and Redemption Price Per Share (a)
($8,565,682 / 917,308 shares of beneficial interest outstanding)	$ 9.34
Offering Price Per Share
($9.34/0.9425)	$ 9.91

Class C Shares*:
Net Assets (Unlimited shares of no par value interest authorized;
5,521 shares of beneficial interest outstanding)	$ 51,529

Net Asset Value, Offering and Redemption Price Per Share (a)
($51,529 / 5,521 shares of beneficial interest outstanding)	$ 9.33

Composition of Net Assets:
At March 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 9,082,559
Accumulated Net Investment Loss	(97,915)
Accumulated Net Realized Loss from Security Transactions	(202,283)
Net Unrealized Depreciation on Investments and Futures Contracts	(165,150)
Controlling Interest of the Makefield Managed Futures Strategy Fund	8,617,211
Non-Controlling Interest	132,179
Net Assets	$ 8,749,390

*Share class information does not include non-controlling interest.
(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended March 31, 2012*

Investment Income:
Dividend Income	$ 23,345
Interest Income	112
Total Investment Income	23,457

Expenses:
Management Fees (Note 3)	94,355
Audit Fees	39,839
Administration Fees	28,876
Fund Accounting Fees	26,623
Transfer Agent Fees	24,457
Legal Fees	18,175
Registration & Filing Fees	13,893
Printing Expense	13,481
Distribution Fees - Class A	10,441
Chief Compliance Officer Fees	10,197
Tax Expense	5,000
Custody Fees	4,585
Trustees' Fees	3,685
Non 12b-1 Shareholder Servicing	217
Distribution Fees - Class C	194
Insurance Expense	21
Miscellaneous Expenses	3,449
Total Expenses	297,488
Less: Fees Waived/Expenses Reimbursed by Adviser	(152,580)
Net Expenses	144,908

Net Investment Loss	(121,451)

Net Realized and Unrealized Loss on Investments:
Net Realized Loss on Trading of Futures Contracts	(190,915)
Brokerage Commissions	(15,053)
Net Realized Loss on Futures Contracts	(205,968)

Distributions of Realized Gains from Other Investment Companies	3,685

Net Change in Unrealized Depreciation on:
Investments	(145,019)
Futures Contracts	(20,131)
Net Change in Unrealized Depreciation on Investments and Futures Contracts	(165,150)

Net Realized and Unrealized Loss on Investments and Futures Contracts	(367,433)

Net Decrease in Net Assets Resulting From Operations **	$ (488,884)

*The Fund commenced operations on July 1, 2011.
**Net decrease in operations attributable to the controlling interest and non-controlling interest was $(420,063) and $(68,821), respectively.

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended
March 31, 2012*

Operations:
Net Investment Loss	$ (121,451)
Net Realized Loss on Futures Contracts	(205,968)
Distributions of Realized Gains From Other Investment Companies	3,685
Net Change in Unrealized Depreciation on Investments and Futures Contracts	(165,150)
Net Decrease in Net Assets
Resulting From Operations	(488,884)

Capital Transactions - Controlling Interest:
Class A Shares:
Proceeds from Shares Issued (1,042,900 shares)	10,172,580
Redemption Fee Proceeds	203
Cost of Shares Redeemed (125,592 shares)	(1,189,356)
Total From Capital Transactions: Class A	8,983,427

Class C Shares:
Proceeds from Shares Issued (8,632 shares)	82,809
Cost of Shares Redeemed (3,111 shares)	(28,962)
Total From Capital Transactions: Class C	53,847

Total Increase in Net Assets From Capital Transactions - Controlling Interest	9,037,274

Capital Transactions - Non-Controlling Interest:
Proceeds from Contributions	201,000
Total Increase in Net Assets from Capital Transactions - Non-Controlling Interest	201,000
Total Increase in Net Assets	8,749,390

Net Assets:
Beginning of Period	-
End of Period	$ 8,749,390

Undistributed Net Investment Loss at End of Period	$ (97,915)
_______
*The Fund commenced operations on July 1, 2011.

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period, excluding non-controlling interest.
	Class A
	For the Period
	Ended
	March 31, 2012*

Net Asset Value, Beginning of Period	$ 10.00
Decrease From Operations:
Net investment loss (a)	(0.19)
Net loss from investments
(both realized and unrealized)	(0.47)
Total from operations	(0.66)

Paid-in-Capital from Redemption Fees	-

Net Asset Value, End of Period	$ 9.34

Total Return (b)	(6.60)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,566
Ratio to average net assets:
Expenses, Gross (e)	6.57%	(c )
Expenses, Net of Reimbursement (e)	2.94%	(c )
Net investment loss, Net of Reimbursement (e)	(2.38)%	(c )
Portfolio turnover rate	0%	(d)

__________
*Class A commenced operations on July 1, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Not annualized.
(e) Does not include expenses of other investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.
Makefield Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period, excluding non-controlling interest.
	Class C
	For the Period
	Ended
	March 31, 2012*

Net Asset Value, Beginning of Period	$ 9.72
Decrease From Operations:
Net investment loss (a)	(0.18)
Net loss from investments
(both realized and unrealized)	(0.21)
Total from operations	(0.39)

Paid-in-Capital from Redemption Fees	-

Net Asset Value, End of Period	$ 9.33

Total Return (b)	(4.01)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 52
Ratio to average net assets:
Expenses, Gross (e)	6.14%	(c )
Expenses, Net of Reimbursement (e)	3.63%	(c )
Net investment loss, Net of Reimbursement (e)	(3.17)%	(c )
Portfolio turnover rate	0%	(d)

__________
*Class C commenced operations on November 1, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Not annualized.
(e) Does not include expenses of other investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2012

1.

ORGANIZATION

Makefield Managed Futures Strategy Fund, formerly the Mosaic Managed Futures Strategy Fund, is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  Makefield Managed Futures Strategy Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of Makefield Managed Futures Strategy Fund is to achieve absolute returns in both rising and falling equity markets, with an annualized volatility that is generally less than the historical level of volatility by the S&P 500 Index.  A secondary objective is to maintain a relatively low correlation to stock and bond market returns. Makefield Managed Futures Strategy Fund pursues its investment objective by employing dual-strategy diversification through two distinct and complementary strategies: “Managed Futures” Strategy and “Fixed Income” Strategy. The "Managed Futures" strategy attempts to capture returns related to global asset price fluctuations by investing in securities linked to underlying derivative investments on commodities, currencies, fixed income and equity indices. The "Fixed Income" strategy is designed to provide diversification to the "Managed Futures" strategy by generating interest income and capital appreciation.

Consolidation of Subsidiary – Makefield MMFS Fund Ltd. (MMFS) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund include the operations of MMFS, which is a wholly-owned and controlled subsidiary of Makefield Managed Futures Strategy Fund.  The consolidated financial statements of MMFS include the financial statements of Bridgeton Portfolio Fund, LLC (BPF).  BPF is a Delaware limited liability company that was organized as a multiple series limited liability company on May 6, 2011 and commenced operations on July 1, 2011.  BPF’s business is to trade in futures, commodities and options contracts on exchanges worldwide.  The managing member of BPF is Bridgeton Fund Management LLC (“Manager”).  The Manager has selected Welton Investment Corporation (the “Trading Advisor”) as BPF’s trading advisor.    In addition, MMFS consolidated operations of BPF from July 1, 2011 (commencement of operations) to March 31, 2012 because MMFS has a controlling interest (greater than 50%, but less than 100%) in BPF.  All inter-company balances, revenues, and expenses have been eliminated in consolidation.  Makefield Managed Futures Strategy Fund, MMFS, and BPF are collectively referred to as the Fund throughout these consolidated financial statements.

The Makefield Managed Futures Strategy Fund may invest up to 25% of its total assets (measured at the time of purchase) in a controlled foreign corporation, MMFS, which acts as an investment vehicle in order to effect certain investments consistent with the Makefield Managed Futures Strategy Fund’s investment objectives and policies.

MMFS utilizes commodity-based derivative products to facilitate the Fund’s pursuit of its investment objectives.   In accordance with its investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in MMFS is as follows:

MMFS *
March 31, 2012
Fair Value of Commodity Trading Advisors	$ 931,579
Fair Value of BPF	958,507
Non-Controlling Interest**	(132,179)
Total Net Assets	1,757,907

Percentage of the Fund's Total Assets	20.09%

* MMFS commenced operations on July 1, 2011.

**Non-controlling interest is the portion of equity ownership in BPF not attributable to the Fund.  Non-controlling interest represents additional, non-related partners in BPF and is equal to 13.79% of BPF’s net assets and 1.51% of the Fund’s consolidated net assets.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

For tax purposes, MMFS is an exempted Cayman investment company.  MMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, MMFS is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, MMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

The Fund currently offers Class A and Class C shares.  Class A commenced operations on July 1, 2011.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Class C commenced operations on November 1, 2011.  Class C shares are offered at net asset value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Futures contracts are stated at fair value using the primary exchange’s closing (settlement) price, and are categorized as Level 1.

The Fund utilizes various methods to measure the fair value of its consolidated investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 5,149,353	$ -	$ -	$ 5,149,353
Commodity Trading Advisors	-	931,579	-	931,579
Short-Term Investments	1,710,518	-	-	1,710,518
Total	$ 6,859,871	$ 931,579	$ -	$ 7,791,450
Liabilities
Futures Contracts**	20,131	-	-	20,131
Total	$ 20,131	$ -	$ -	$ 20,131

       *Please refer to the Consolidated Portfolio of Investments for industry classifications.

          The Fund did not hold any Level 3 securities during the period.

          There were no transfers into or out of Level 1 and Level 2 during the current period presented.

          It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

        **Represents variation margin on the last day of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Due from Broker – The Fund deposits funds with ADM Investor Services, Inc. subject to CFTC regulations and various exchange and broker requirements.  Margin requirements are satisfied by the deposit of cash with such broker.  Due from Broker at March 31, 2012 represents both partially restricted deposits required to meet margin and other brokers or regulatory requirements, and excess funds not required for margin.  The Fund earns interest income on its credit balances with the broker.

Futures Contracts – The Fund engages in speculative trading of futures contracts in currencies, interest rates, stock indices, and a wide range of commodities, including energy and metals.  The Fund is subject to equity price risk, foreign currency exchange rate risk, commodity risk, and interest rate risk in the normal course of pursuing their investment objectives.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).    As the Fund’s broker has the right to offset, the Fund presents unrealized gains and unrealized losses on open futures contracts (the difference between the contract trade price and quoted market price) as a net amount in the Consolidated Statement of Assets and Liabilities.  Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated hedging instruments.  Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Consolidated Statement of Operations.  When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   Brokerage commissions on futures contracts include other trading fees and are charged to expense when incurred.  If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.  The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities.    With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  The Fund has established procedures to actively monitor risk exposure on a contract, market sector, and overall basis in accordance with established risk parameters.

Foreign Currency Transactions - The Fund’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar.  Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the Consolidated Statement of Assets and Liabilities.  Income and expense items denominated in currencies other than U.S. dollar are translated into U.S. dollars at the rates in effect during the period.  Gains and losses resulting from the translation to U.S. dollars are reported as a component of “Net Realized Loss on Futures Contracts” in the Consolidated Statement of Operations and totaled $1,462 for the period July 1, 2011 (commencement of operations) to March 31, 2012.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

Derivatives Disclosure –

Investments in futures contracts are reported in the Consolidated Statement of Assets and Liabilities as net realized losses on open futures contracts.

The fair value of the Fund’s derivative contracts as of March 31, 2012 is presented below on a gross basis by primary risk exposure as an asset if in a gain position and a liability if in a loss position.

Contract Type/
Primary Risk Exposure	Assets	Liabilities	Net

Equity contracts:	$ 6,565	$ (16,894)	$ (10,329)

Commodity contracts	196,410	(202,572)	(6,162)

Interest rate contracts:	1,665	(6,721)	(5,056)

Foreign exchange contracts:	2,931	(1,515)	1,416

	$ 207,571	$ (227,702)	$ (20,131)

Realized gains (losses) and change in net unrealized gains or losses on futures contracts for the period ending March 31, 2012, are reported in the Consolidated Statement of Operations.

		Change in
	Realized Gain	Unrealized
	or (Loss) on	Appreciation or
Contract Type/	Derivatives	(Depreciation)
Primary Risk Exposure	Before Commissions	on Derivatives
Equity contracts
	$ (73,935)	$ (10,329)

Commodity contracts
	(70,098)	(6,162)

Interest rate contracts
	43,651	(5,056)

Foreign currency contracts
	(90,533)	1,416

Total	$ (190,915)	$ (20,131)

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders –Distributions from investment income are declared and recorded on a daily basis and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Use of Estimates – The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported revenues and expenses during the report period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund.   Makefield Capital Management, LLC serves as the Fund’s Investment Adviser (the “Adviser”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund on the first $500 million, and then 1.35% on assets greater than $500 million.  For the period ended March 31, 2012, the Adviser earned advisory fees of $62,929.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2012, so that the total annual operating expenses of the Fund do not exceed 2.00% and 2.75% of the Fund’s average daily net assets for Class A and Class C shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended March 31, 2012, the Adviser waived fees and reimbursed expenses of $152,580, all of which is subject to recapture by the Adviser until 2014.

BPF Management Fee: The Fund will pay the Trading Advisor a management fee equal to 1/12 of 2% (2% per annum) of the month-end Trading Level for each month.  Trading level shall mean the Fund’s net assets allocated

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

to the Trading Advisor, times the leverage to be employed by the Trading Advisor as determined from time to time upon the discretion of the Manager.  The Trading Level may be traded at a leverage ratio of up to 3.0, and will include notional funds.  The use of notional funds will increase the amount of management fees that the Trading Advisor will receive as if trading the same amount of cash or only actual funds allocated to it.  Throughout the period July 1, 2011 (commencement) to March 31, 2012, the Trading Level was 3.0; accordingly, the Trading Advisor’s effective management fee was approximately 1/12 of 6% per annum of the Fund’s net assets during the period.  In addition to the management fee paid to the Trading Advisor, the Manager also receives a monthly management fee equal to 0.01667% (0.2% annually) of the net assets of the Fund as of the last day of each month.  The total Trading Advisor’s and Manager’s management fee for the period July 1, 2011 (commencement of operations) to March 31, 2012 was $30,429 and $997, respectively.

BPF Performance Fee:  Pursuant to the Investment Advisory Agreement with the Trading Advisor, the Trading Advisor is entitled to a quarterly performance fee equal to 15% of New Net Trading Profits, if any.  The performance fee is calculated on a “high water mark basis” meaning that only new profits in excess of the highest cumulative levels of net capital appreciation of a Member’s Capital Account as of the end of each calendar quarter constitute net new profits.  Performance fees are accrued weekly and paid quarterly or upon any redemption of interests.  For the period July 1, 2011 (commencement of operations) to March 31, 2012, there were no performance fees earned by the Trading Advisor.

Related Party Transactions – The Fund pays the Manager a monthly management fee equal to 1/12 of 0.20% of the Fund’s net assets.  In addition, an introducing broker affiliated with the Manager serves as the Fund’s introducing broker and receives a portion of the brokerage commissions charged by the Fund’s clearing broker.  Approximately 35% to 45% of the actual trading commissions incurred by the Fund was remitted to the Fund’s introducing broker from the Fund’s clearing broker during the period July 1, 2011 (commencement) to March 31, 2012.

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  During the period ended March 31, 2012, the 12b-1 fees accrued amounted to $10,441 and $108 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the period ended March 31, 2012, the Distributor received $24,374 in underwriting commissions for sales of Class A shares, of which $3,700 was retained by the principal underwriter.

Trustees – Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2012 amounted to $7,271,451 and $0, respectively.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended March 31, 2012, the Class A shares assessed $203 in redemption fees.

6.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in iShares Barclays 1-3 Year Treasury Bond Fund, (the “iShares Barclays Fund”).  The Fund may redeem its investment from the iShares Barclays Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the iShares Barclays Fund.  The financial statements of the iShares Barclays Fund, including the portfolio of investments, can be found at www.ishares.com or the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of March 31, 2012 the percentage of the Fund’s net assets invested in the iShares Barclays Fund was 26.21%.

7.  TAX COMPONENTS OF CAPITAL

As of March 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ 3,685	$ -	$ (36,021)	$ (287,993)	$ (145,019)	$ (465,348)

The difference between book basis and tax basis unrealized appreciation/ (depreciation), accumulated net investment loss and accumulated net realized loss from security transactions are primarily attributable to the adjustments for the Fund’s wholly-owned and controlled subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $36,021.

Permanent book and tax differences, primarily attributable to net operating losses, non-deductible expenses and adjustments for the Fund’s wholly-owned and controlled subsidiary, resulted in reclassification for the period

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012

ended March 31, 2012 as follows: an increase in paid in capital of $45,285; a decrease in the non-controlling interest of $68,821; and a decrease in accumulated net investment loss from security transactions of $23,536.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Makefield Managed Futures Strategy Fund

(Northern Lights Fund Trust)

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Makefield Managed Futures Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period July 1, 2011 (commencement of operations) to March 31, 2012.  These consolidated financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We did not audit the financial statements of Bridgeton Portfolio Fund, LLC which statements reflect total net assets constituting 86.41% of the related consolidated total as of March 31, 2012. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Bridgeton Portfolio Fund, LLC is based solely on the report of the other auditors.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit and the report of the other independent registered public accounting firm provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other independent registered public accounting firm, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Makefield Managed Futures Strategy Fund as of March 31, 2012, and the results of its consolidated operations, consolidated changes in its net assets, and the consolidated financial highlights for the period July 1, 2011 (commencement of operations) to March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members

Bridgeton Portfolio Fund, LLC

We have audited the accompanying statement of financial condition of Bridgeton Portfolio Fund, LLC, including the schedule of investments, as of March 31, 2012, and the related statements of operations and changes in members’ capital (net asset value) for the period July 1, 2011 (commencement) to March 31, 2012.  These financial statements are the responsibility of the Managing Member (“Manager”).  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgeton Portfolio Fund, LLC as of March 31, 2012, and the results of its operations and the changes in members’ capital (net asset value) for the period July 1, 2011 (commencement) to March 31, 2012, in conformity with U.S. generally accepted accounting principles.

Hunt Valley, Maryland

May 30, 2012

Makefield Managed Futures Strategy Fund

TRUSTEES AND OFFICERS (Unaudited)

March 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen (1954)	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (since 2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia (1954)	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Makefield Managed Futures Strategy Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

March 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 – 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012) Vice President of Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-296-8992.

Approval of Advisory Agreement –Mosaic Managed Futures Strategy Fund

In connection with a regular meeting held on March 23, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Mosaic Capital Management, LLC. (the “Adviser”) and the Trust, on behalf of Mosaic Managed Futures Strategy Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) the Fund's management fees and operating expenses compared with similar mutual funds; (c) arrangements in respect of the distribution of the Fund's shares; (d) the overall organization of the Adviser; and (e) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its Fund management personnel.  The Board then reviewed the capitalization of the Fund’s Adviser based on financial statements provided by the Adviser in the Board materials and concluded that the Fund’s Adviser were sufficiently capitalized (or had other financial resources) to meet its obligations to the Trust. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider investment performance of the Fund.  The Board concluded that the Adviser has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser would charge a 1.50% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Makefield Managed Futures Strategy Fund

DISCLOSURE OF FUND EXPENSES, EXCLUDING NON-CONTROLLING INTEREST (Unaudited)

March 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/11)	Ending Account Value (3/31/12)	Expenses Paid During the Period* (10/1/11 to 3/31/12)
Actual
Class A	$1,000.00	$ 934.00	$ 9.67
Class C**	$1,000.00	$ 959.90	$ 11.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.00	$ 10.08
Class C	$1,000.00	$1,009.28	$ 11.40

*  Expenses Paid During Period- Hypothetical are equal to the Fund’s annualized expense ratio of 2.00% for Class A and 2.75% for Class C, multiplied by the average account value over the period, multiplied by 183 days and divided by 366 (to reflect the number of days in the six month period ended March 31, 2012).

**Expenses Paid During Period- Actual for Class C are equal to the Fund’s annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 151 days and divided by 366 (to reflect the number of days in the period from November 1, 2011, commencement of operations, through March 31, 2012).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Makefield Capital Management, LLC

7535 Windsor Drive, Suite A205

Allentown, PA 18195

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine, LLC

41 South High Street

Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Union Bank, National Association

350 California Street, 6th Floor

San Francisco, CA 94104

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-296-8992 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-296-8992.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $18,000

2011 – N/A

(b)

Audit-Related Fees

2012 – None

2011 – N/A

(c)

Tax Fees

2012 – $3,000

2011 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $3,000

2011 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/7/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/7/12